                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Vice President, Accounting and Controller of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr. and John T. Mills, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission ("SEC") in connection with the registration of 20,000,000 shares of the Company's common stock, to be issued pursuant to the Marathon Oil Corporation 2003 Incentive Compensation Plan, and any and all amendments, including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 2003.

                                               /s/ ALBERT G. ADKINS
                                               --------------------------------
                                               Albert G. Adkins

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Chief Financial Officer of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr. and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission ("SEC") in connection with the registration of 20,000,000 shares of the Company's common stock, to be issued pursuant to the Marathon Oil Corporation 2003 Incentive Compensation Plan, and any and all amendments, including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 2003.

                                               /s/ JOHN T. MILLS
                                               --------------------------------
                                               John T. Mills

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director, President and Chief Executive Officer of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission ("SEC") in connection with the registration of 20,000,000 shares of the Company's common stock, to be issued pursuant to the Marathon Oil Corporation 2003 Incentive Compensation Plan, and any and all amendments, including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 2003.

                                               /s/ CLARENCE P. CAZALOT, JR.
                                               --------------------------------
                                               Clarence P. Cazalot, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission ("SEC") in connection with the registration of 20,000,000 shares of the Company's common stock, to be issued pursuant to the Marathon Oil Corporation 2003 Incentive Compensation Plan, and any and all amendments, including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 2003.


                                               /s/ CHARLES F. BOLDEN, JR.
                                               --------------------------------
                                               Charles F. Bolden, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission ("SEC") in connection with the registration of 20,000,000 shares of the Company's common stock, to be issued pursuant to the Marathon Oil Corporation 2003 Incentive Compensation Plan, and any and all amendments, including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 2003.

                                                /s/ DAVID A. DABERKO
                                               --------------------------------
                                               David A. Daberko

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission ("SEC") in connection with the registration of 20,000,000 shares of the Company's common stock, to be issued pursuant to the Marathon Oil Corporation 2003 Incentive Compensation Plan, and any and all amendments, including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 2003.

                                               /s/ WILLIAM L. DAVIS
                                               --------------------------------
                                               William L. Davis

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission ("SEC") in connection with the registration of 20,000,000 shares of the Company's common stock, to be issued pursuant to the Marathon Oil Corporation 2003 Incentive Compensation Plan, and any and all amendments, including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 2003.

                                               /s/ DR. SHIRLEY ANN JACKSON
                                               --------------------------------
                                               Dr. Shirley Ann Jackson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission ("SEC") in connection with the registration of 20,000,000 shares of the Company's common stock, to be issued pursuant to the Marathon Oil Corporation 2003 Incentive Compensation Plan, and any and all amendments, including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 2003.

                                               /s/ PHILIP LADER
                                               --------------------------------
                                               Philip Lader

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission ("SEC") in connection with the registration of 20,000,000 shares of the Company's common stock, to be issued pursuant to the Marathon Oil Corporation 2003 Incentive Compensation Plan, and any and all amendments, including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 2003.

                                                /s/ CHARLES R. LEE
                                                --------------------------------
                                                Charles R. Lee

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission ("SEC") in connection with the registration of 20,000,000 shares of the Company's common stock, to be issued pursuant to the Marathon Oil Corporation 2003 Incentive Compensation Plan, and any and all amendments, including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 2003.

                                               /s/ DENNIS H. REILLEY
                                               --------------------------------
                                               Dennis H. Reilley

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission ("SEC") in connection with the registration of 20,000,000 shares of the Company's common stock, to be issued pursuant to the Marathon Oil Corporation 2003 Incentive Compensation Plan, and any and all amendments, including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 2003.

                                               /s/ SETH E. SCHOFIELD
                                               --------------------------------
                                               Seth E. Schofield

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director and Chairman of the Board of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission ("SEC") in connection with the registration of 20,000,000 shares of the Company's common stock, to be issued pursuant to the Marathon Oil Corporation 2003 Incentive Compensation Plan, and any and all amendments, including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 2003.

                                               /s/ THOMAS J. USHER
                                               --------------------------------
                                               Thomas J. Usher

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director of Marathon Oil Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints Clarence P. Cazalot, Jr., John T. Mills and Albert G. Adkins, or any one of them, as my true and lawful attorneys-in-fact and agents, each with the power of substitution and re-substitution, to sign and execute, for me and on my behalf, a registration statement on Form S-8 to be filed by the Company with the Securities and Exchange Commission ("SEC") in connection with the registration of 20,000,000 shares of the Company's common stock, to be issued pursuant to the Marathon Oil Corporation 2003 Incentive Compensation Plan, and any and all amendments, including post-effective amendments, to such registration statement to be filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Act"), in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable the Company to comply with said Act and the rules and regulations thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 2003.

                                               /s/ DOUGLAS C. YEARLEY
                                               --------------------------------
                                               Douglas C. Yearley